Exhibit 10.4B

INCENTIVE STOCK OPTION AWARD

PURSUANT TO THE LANDMARK BANCSHARES, INC.

2015 LONG-TERM INCENTIVE PLAN

THIS INCENTIVE STOCK OPTION AWARD (the “Award”) is made as of the Grant Date by and between LANDMARK BANCSHARES, INC. (the “Company”), a bank holding company organized under the laws of the State of Georgia, and ______________________________ (the “Participant”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Participant an incentive stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: ______________, 20__.

B.	Type of Option: Incentive Stock Option.

C.	Plan under which granted: Landmark Bancshares, Inc. 2015 Long-Term Incentive Plan.

D.	Option Shares: All or any part of ________ shares of the Company’s common stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.

Exercise Price: $______ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.

Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends on the earliest of (a) the tenth (10th) anniversary of the Grant Date (unless the Participant is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); (b) the date of the Participant’s Termination of Employment for Cause; (c) three (3) months following the date of the Participant’s Termination of Employment for any reason other than for Cause or due to death or Disability; or (d) one (1) year following the date of the Participant’s Termination of Employment due to the Participant’s death or Disability; provided however, that the Option may be exercised as to no more than the vested Option Shares determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.

Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”). Any portion of the Option which is not vested at the time of the Participant’s Termination of Employment as an employee with the Company (including any Affiliates) shall be forfeited.

IN WITNESS WHEREOF, the Participant and the Company have executed and sealed this Award as of the Grant Date set forth above.

PARTICIPANT:	LANDMARK BANCSHARES, INC.:

By:

Title:

TERMS AND CONDITIONS

TO THE

INCENTIVE STOCK OPTION AWARD

PURSUANT TO THE LANDMARK BANCSHARES, INC.

2015 LONG-TERM INCENTIVE PLAN

1.     Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Landmark Bancshares, Inc. 2015 Long-Term Incentive Plan:

(a)     the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by:

(1)     the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no later than ten (10) days prior to the date upon which Participant desires to exercise all or any portion of the Option (unless such prior notice is waived by the Company);

(2)     payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3; and

(3)     satisfaction of the withholding tax obligations under Section 2, if applicable;

provided, however, that in the event the Participant is given notice of termination for Cause under any employment or other agreement between the Participant and the Company or any Affiliate or otherwise, the Participant’s ability to exercise the Option shall be suspended from the giving of such notice until such time as the Participant cures the circumstance(s) constituting Cause, if expressly permitted by the applicable employment or other agreement or otherwise, or, if there is no opportunity to cure or no cure is timely effected, from and after the giving of such notice through and including the effective date that the Participant’s employment or other service relationship is terminated for Cause.

(b)     Notwithstanding any other provision of this Award, in the event that the capital of the Company or any Affiliate falls below the minimum requirements determined by the primary state or federal regulator of the Company or Affiliate (the “Regulator”), the Regulator may direct the Company to require the Participant to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Company will notify the Participant promptly after the Regulator notifies the Company in writing that the Participant must exercise, or otherwise forfeit, the Option in whole or in part. If the Participant does not exercise the Option in accordance with the Company’s direction within twenty-one (21) days of the Company’s notification to the Participant, the Committee may provide for the cancellation of the Option.

(c)     As a condition to exercising the Option, the Participant shall, if requested by the Company, execute a shareholder agreement, if any, in the form provided by the Company.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, all required tax withholding and, if applicable, the execution of a shareholder agreement, the Company shall cause to be issued a certificate representing the Option Shares purchased.

2.     Withholding. To the extent the Option is deemed to be a Nonqualified Stock Option in accordance with Section 18 hereof, the Participant must satisfy his federal, state and local, if any, tax withholding imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligations: (a) in cash or cash equivalents; (b) by electing, irrevocably and in writing, to tender shares of Common Stock owned by the Participant having a Fair Market Value equal to the withholding obligations (a “Withholding Election”); (c) by electing in a Withholding Election to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations; or (d) by any combination of the above. The Participant may make a Withholding Election only if the following conditions are met:

(1)     the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and

(2)     any Withholding Election will be irrevocable;

provided, however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3.       Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made:

(a)     in cash or cash equivalents;

(b)     if permitted by the Committee, by the delivery to the Company of a number of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price;

(c)     if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Participant to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of vested Option Shares with respect to which the Option is exercised, but only as and to the extent permitted under Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002);

(d)     if permitted by the Committee, by having the number of shares of Common Stock to be issued upon exercise reduced by the number of whole shares of Common Stock having a Fair Market Value equal to the Purchase Price; or

(e)     in any combination of the foregoing.

4.      Rights as Stockholder. Until the stock certificates reflecting the Option Shares accruing to the Participant upon exercise of the Option are issued to the Participant, the Participant shall have no rights as a stockholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

5.       Restriction on Transfer of Option Rights.

(a)     General Restrictions. The Participant (and any subsequent holder of the Option) may not sell, pledge or otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in the Option except pursuant to the provisions of this Award. Any sale, pledge or other transfer (or any attempt to effect the same) of the Option in violation of any provision of this Award shall be void, and the Company shall not record such transfer, assignment, pledge or other disposition on its books or treat any purported transferee or pledgee of the Option as the owner or pledgee of the Option for any purpose.

(b)     Certain Permitted Transfers of Options. The restrictions contained in this Section will not apply with respect to transfers of the Option pursuant to applicable laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant (or in the event of his Disability, by his personal representative) and after his death, only by the legal representative of the Participant’s estate; provided that the restrictions contained in this Section will continue to be applicable to the Option after any such transfer; and provided further that the transferee(s) of the Option must agree in writing to be bound by the provisions of this Award.

6.       Changes in Capitalization.

(a)     The number and kind of Option Shares and the Exercise Price, as applicable, shall be proportionately adjusted for nonreciprocal transactions between the Company and the holders of capital stock of the Company that cause the per share value of the shares of Common Stock underlying the Option to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend and which are effected without the receipt of consideration by the Company (each, an “Equity Restructuring”).

(b)     In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets or other change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control, that in each case is not an Equity Restructuring, the Committee or its designee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee or its designee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Option, with any corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period, removing restrictions on the exercise of all or any portion of the Option or terminating the Option in consideration of a cash payment to the Participant in an amount equal to the excess of the then Fair Market Value of the vested Option Shares over the aggregate Exercise Price of the vested Option Shares. Any determination made by the Committee or its designee pursuant to this Section 6(b) will be final and binding on the Participant. Any action taken by the Committee or its designee need not treat all Participants equally.

(c)     The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

7.      Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Participant (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

8.     Legend on Stock Certificates.  Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan. Such legends may include the following:

transfer is restricted

The shares evidenced by this certificate have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws and as such may only be sold or otherwise transferred: (1) pursuant to registration or an exemption from registration under the Securities Act, including but not limited to Rule 144 thereunder, and the securities laws of any applicable state or other jurisdiction; or (2) if, in the opinion of counsel, in form and substance satisfactory to the issuer, such transfer is exempt from registration or is otherwise in compliance with applicable federal and state securities laws.

9.     Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Participant resides and/or any other applicable securities laws.

10.     Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Participant and the Company.

11.     Notice. All notices, consents, waivers and other communications required or contemplated by the Award shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

12.     Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

13.     Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

14.     Violation. Except as provided in Section 5, any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

15.     Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

16.     Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

17.     No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Participant the right to continued employment or service with the Company or any Affiliate.

18.     Qualified Status of Option.

(a)     In accordance with Section 2.4 of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as a Nonqualified Stock Option.

(b)     In the event the Participant’s employment is transferred to an Affiliate that is not a Parent or Subsidiary of the Company, the Option shall become a Nonqualified Stock Option no later than three (3) months following such transfer and shall remain a Nonqualified Stock Option for the remainder of the Option Period.

19.     Definitions. For purposes of this Award, the following terms shall have the meanings ascribed to them below:

(a)      “Cause” shall have the meaning given to the same or any similar term as defined in the employment or other services agreement between the Participant and the Company or an Affiliate that is in effect at the date that an action constituting “Cause” occurs, or if no such definition or agreement exists, “Cause” means conduct on the part of the Participant that amounts to or results in:

(1)      fraud or dishonesty against the Company or Affiliate(s);

(2)      gross negligence in the performance of duties or willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or other supervisory authority or knowing violation of law in the course of performance of the duties of Participant’s service with the Company or Affiliate(s);

(3)     failure (other than such failure resulting from his incapacity due to Disability) by the Participant to substantially perform his duties with the Company or an Affiliate;

(4)      repeated absences from work without a reasonable excuse;

(5)      repeated intoxication with alcohol or drugs while on the Company’s or Affiliate(s)’ premises during regular business hours;

(6)      a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, breach of trust, or moral turpitude;

(7)      a material breach or violation of the terms of any agreement to which the Participant and the Company or Affiliate(s) are party;

(8)     receipt of any form of notice, written or otherwise, that any regulatory agency having jurisdiction over the Company or Affiliate intends to institute any form of formal or informal regulatory action against the Participant or the Company or any Affiliate, provided that the Committee determines in good faith that such action involves acts or omissions by or under the supervision of the Participant or that termination of the Participant’s employment could materially advance the Company’s or Affiliate’s compliance with the purpose of the action or would materially assist the Company or Affiliate in avoiding or reducing the restrictions or adverse effect to the Company or Affiliate related to the regulatory action; or

(9)     the Participant’s removal and/or permanent prohibition from participating in the conduct of the Company’s or any Affiliates’ affairs by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. §1818(e)(4).

(b)     “Change in Control” shall mean any one of the following events occurring after the Grant Date:

(1)     the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a “Person”) of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company or First Landmark Bank where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors for the Company or First Landmark Bank, excluding an acquisition that is a reorganization, merger, share exchange, combination or consolidation, with respect to which persons who were the stockholders of the Company or First Landmark Bank immediately prior to such reorganization, merger, share exchange, combination or consolidation, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged, exchanged, combined, or consolidated company’s then outstanding voting securities;

(2)     within any twelve-month period, the persons who were directors of the Company or First Landmark Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the board of directors of the Company or First Landmark Bank; as applicable, provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the board of directors of the Company or First Landmark Bank, as applicable, by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

(3)     a reorganization, merger, share exchange, combination or consolidation, with respect to which persons who were the stockholders of the Company or First Landmark Bank immediately prior to such reorganization, merger, share exchange, combination or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged, exchanged, combined, or consolidated company’s then outstanding voting securities; or

(4)     the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party.

EXHIBIT 1

NOTICE OF EXERCISE OF

STOCK OPTION TO PURCHASE

COMMON STOCK OF

LANDMARK BANCSHARES, INC.

Name Address Date

Landmark Bancshares, Inc.

307 North Marietta Parkway
Marietta, GA 30060

Attn: Corporate Secretary

Re:     Exercise of Incentive Stock Option

Gentlemen:

Subject to acceptance hereof by Landmark Bancshares, Inc. (the “Company”) and pursuant to the provisions of the Landmark Bancshares, Inc. 2015 Long-Term Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Incentive Stock Option Award (the “Award”) dated as of ____________. The purchase shall take place as of __________, 20___ (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price by

[ ]	by delivery of cash or a certified check for $_____________ for the full purchase price payable to the order of Landmark Bancshares, Inc.

[ ]

if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price;

[ ]	if permitted by the Committee, by tendering to the Company shares held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay the purchase price.

[ ]	if permitted by the Committee, by having a number of shares of Common Stock issuable pursuant to the exercise with a Fair Market Value equal to the purchase price withheld by the Company.

Exhibit 1 – Page 1 of 3

The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Award shall be paid on or before the Exercise Date in cash or cash equivalents or, in the alternative, by my tendering, and having accepted by the Company, a Withholding Election.

I understand that I am not permitted to exercise the Option if I have been given notice that my employment or service will be terminated for Cause. I understand that if my ability to exercise is suspended in the manner provided for in the foregoing sentence, that my ability to exercise may only be reinstated in the event that I cure the circumstances specified in such notice that was the basis for my termination for Cause and only if such ability to cure is expressly provided for in the applicable employment or services agreement or otherwise.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Participant pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

Exhibit 1 – Page 2 of 3

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Award or in the Plan, as applicable.

Very truly yours,

AGREED TO AND ACCEPTED:

LANDMARK BANCSHARES, INC.

By:

Title:

Number of Shares	Number of Shares
Exercised:	Remaining:

Date:

Exhibit 1 – Page 3 of 3

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION

UNDER STOCK OPTION TO PURCHASE

COMMON STOCK OF

LANDMARK BANCSHARES, INC.

TO:	_____________________________________

FROM:	_____________________________________

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)

The Option to which this election relates was issued under the Landmark Bancshares, Inc. 2015 Long-Term Incentive Plan (the “Plan”) in the name of _________________________ for the purchase of a total of _________ shares of Common Stock of the Landmark Bancshares, Inc. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(2)	My correct name and social security number and my current address are set forth at the end of this document.

(3)	I am (check one, whichever is applicable).

[ ]	the original recipient of the Option.

[ ]	the legal representative of the estate of the original recipient of the Option.

[ ]	the legal guardian of the original recipient of the Option.

[ ]	a permitted assign of the recipient of the Option as provided in the Plan and the Terms and Conditions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

[ ]

if permitted by the Committee, to have a number of shares issuable pursuant to the exercise with a Fair Market Value equal to the purchase price withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

[ ]	if permitted by the Committee, to tender shares held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

Exhibit 2 – Page 1 of 2

The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	I further understand that, if applicable, the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above.

(8)

The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan or the Terms and Conditions of the Award.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

Exhibit 2 – Page 2 of 2

SCHEDULE 1

VESTING SCHEDULE

INCENTIVE STOCK OPTION AWARD

ISSUED PURSUANT TO THE

LANDMARK BANCSHARES, INC.

2015 LONG-TERM INCENTIVE PLAN

A.

The Option Shares shall become vested Option Shares following the completion of a number of continuous years of service as an employee of the Company or any Affiliate as indicated in the schedule below.

Percentage of Option Shares Which are Vested Shares 0%	Years of Service After the Grant Date Less than ___
%
%
%
100%	___ or more

B.	Notwithstanding Part A, the Option will be fully vested upon the effective date of the Change in Control.

C.

For purposes of the Vesting Schedule, Participant shall be granted a year of service for each twelve-consecutive-month period following the Grant Date during which the employment relationship between the Participant and the Company and its Affiliates continues. No credit will be given for completion of a partial year of service and no period of time following the Participant’s Termination of Employment with the Company (including all Affiliates) shall count towards the vesting of Option Shares.

Schedule 1 – Page 1 of 1